UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 27, 1999



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events
On October 26, 1999, Farm Family Holdings, Inc. issued a press release announcing the results of its operations for the third quarter ended September 30, 1999.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99    - Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FARM FAMILY HOLDINGS, INC.
                                          (Registrant)




 October 27, 1999        /s/ Philip P. Weber
-----------------       --------------------------------------------------
   (Date)                           Philip P. Weber
                                    President and CEO

FOR IMMEDIATE RELEASE                        CONTACT: Timothy A. Walsh
                                             Executive Vice President
                                             Finance & Treasurer
                                             (518) 431-5410

                     Farm Family Holdings Reports Increased
         Operating Income for the Third Quarter Ended September 30, 1999

Glenmont, New York - October 26, 1999 - - Farm Family Holdings, Inc. (NYSE: FFH) ("the Company") today announced results of its operations for the third quarter ended September 30, 1999, which includes the operations of Farm Family Life Insurance Company ("Farm Family Life") and Farm Family Life's wholly-owned subsidiary, United Farm Family Insurance Company ("United Farm Family"), since April 6, 1999, the effective date of the acquisition of Farm Family Life by the Company.

Consolidated operating income for the third quarter of 1999 increased to $5,243,000 compared to $4,227,000 for the same period in 1998. On a diluted per share basis, consolidated operating income increased to $0.85 for the third quarter of 1999 compared to $0.80 for the same period in 1998. Consolidated operating income for the first nine months of 1999 was $13,949,000 compared to $9,737,000 for the same period in 1998. On a diluted per share basis, consolidated operating income for the first nine months of 1999 was $2.38 compared to $1.84 for the same period in 1998. Operating income excludes realized investment gains (losses), nonrecurring charges, and the related taxes thereon.

Net income for the third quarter of 1999 was $5,068,000 compared to $8,458,000 for the third quarter of 1998. On a diluted per share basis, net income was $0.82 for the third quarter of 1999 compared to $1.59 for the same period in 1998. Net income for the first nine months of 1999 was $13,965,000 compared to $14,191,000 for the same period in 1998. On a diluted per share basis, net income for the first nine months of 1999 was $2.38 compared to $2.67 for the same period in 1998. Net income for the third quarter and first nine months of 1998 included a net gain of $4,107,000 or $0.77 per share ($6,318,000 less taxes of $2,211,000) as a result of the reduction of a significant portion of the Company's liability for its extended earnings program with its agents.

Philip P. Weber, President and CEO of Farm Family Holdings, said, "We are pleased with our operating results for the third quarter. Our efforts remain focused on supporting our distribution system and enhancing our delivery of value-added customer service. We are committed to aligning our resources to support these initiatives."


                                   ***More***


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Property and Casualty Insurance Business

For the third quarter of 1999, property and casualty premium revenue increased 8.2% to $49,398,000 compared to $45,660,000 for the same period in 1998. The increase in premium revenue for the third quarter of 1999 was primarily attributable to an increase of $1,668,000 in premium revenue derived from Farm Family Casualty's direct writings and a decrease in premium revenue ceded to Farm Family Casualty's reinsurers of $1,738,000.


For the first nine months of 1999, property and casualty premium revenue increased 6.8% to $142,455,000 compared to $133,404,000 for the same period in 1998. The increase in property and casualty premium revenue for the first nine months of 1999 was primarily attributable to the following relating to Farm Family Casualty: an increase of $5,986,000 in premium revenue from direct writings, an increase of $2,069,000 in voluntary assumed reinsurance business and a decrease of $737,000 in premiums ceded to reinsurers.

For the third quarter of 1999, property and casualty net written premiums increased 8.5% to $50,201,000 compared to $46,273,000 for the same period in 1998. For the first nine months of 1999, property and casualty net written premiums increased 3.6% to $147,357,000 compared to $142,226,000 for the same period in 1998. The increase in property and casualty net written premiums for the first nine months of 1999 was primarily attributable to an increase of $4,246,000 or 3.1% in direct writings by Farm Family Casualty (excluding assigned risk automobile business premiums), an increase of $1,111,000 in Farm Family Casualty's assigned risk automobile business premiums, and the inclusion of United Farm Family's direct written premium of $927,000. These increases were partially offset by an increase of $1,331,000 in premiums ceded by Farm Family Casualty to its reinsurers. Excluding premiums from personal automobile business in the state of New Jersey and premiums from assigned risk automobile business, Farm Family Casualty's direct writings increased $2,702,000 or 7.1% for the third quarter of 1999 compared to the same period in 1998 and $7,394,000 or 6.3% for the first nine months of 1999 compared to the same period in 1998.

Direct written premiums for personal automobile business in New Jersey decreased $1,455,000 or 20.3% for the third quarter of 1999 compared to the same period in 1998 and decreased $3,148,000 or 15.5% for the first nine months of 1999 compared to the same period in 1998. This reduction was primarily attributable to the New Jersey legislation mandating a rate roll back for personal automobile business in the state. In addition, certain changes in the New Jersey Farm Bureau's membership requirements have had a favorable impact on reducing the growth of Farm Family Casualty's personal automobile policies in New Jersey. For the first nine months of 1999, the number of personal automobile policies Farm Family Casualty had in New Jersey decreased by 2.0% compared to an increase of 20.2% for the first nine months of 1998.

The statutory combined ratio for Farm Family Casualty was 97.4% for the third quarter of 1999 compared to 97.6% for the same period in 1998. The statutory combined ratio for the first nine months of 1999 was 98.5% compared to 99.1% for the same period in 1998. Loss and loss adjustment expenses for Farm Family Casualty were 73.7% of premium revenue for the first nine months of 1999 compared to 74.3% for the same period in 1998.

                                   ***More***

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Operating income for property and casualty business for the third quarter of
1999 was $4,439,000 compared to $4,389,000 for the same period in 1998 and was $12,855,000 for the first nine months of 1999 compared to $10,143,000 for the same period in 1998.

Life Insurance Business

For the third quarter of 1999, life insurance premium revenue was $9,055,000, operating income was $963,000, net investment income was $13,004,000 and total assets were $821,728,000.

The operations of the life insurance business have been included in the Company's operating results since April 6, 1999, when the Company acquired all of the outstanding capital stock of Farm Family Life.

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company and Farm Family Life Insurance Company. Farm Family Casualty and Farm Family Life's subsidiary, United Farm Family are specialized, property and casualty insurers of farms, agricultural related businesses and residents and businesses of rural and suburban communities. Farm Family Life sells individual whole life, term and universal life products, single and flexible premium deferred annuity products and disability income insurance products.

---------------------------------
Safe Harbor Statement under The Private Securities Litigation Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements of the plans and objectives of the Company or its management, statements of future economic performance and assumptions underlying statements regarding the Company or its business. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside the Company's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the results of operations of the Company, exposure to catastrophic loss, geographic concentration of loss exposure, general economic conditions and conditions specific to the property and casualty insurance industry, including its cyclical nature, regulatory changes and conditions, rating agency policies and practices, competitive factors, claims development and the impact thereof on loss reserves and the Company's reserving policy, the adequacy of the Company's reinsurance programs, developments in the securities markets and the impact thereof on the Company's investment portfolio, the effect of regulatory changes governing personal automobile insurance in New Jersey and the impact thereof on the Company's direct written premium, losses and loss adjustment expenses, and other risks listed from time to time in the Company's Securities and Exchange Commission filings, including the Form 10-K filed for the fiscal year ended December 31, 1998. Additional risks and uncertainties that may cause actual results of operations and business of Farm Family Life Insurance Company ("the Life Company") to differ materially from those contemplated or projected, forecasted, estimated or budgeted in such forward

                                   ***More***
looking statements, include, among others: (i) assumptions regarding future morbidity, persistency, lapse rates, expenses, mortality and interest rates used in calculating reserve and liability amounts; (ii) significant variations of actual experience from that assumed by the Life Company as to the expected morbidity, lapse rates and other factors in developing pricing and other terms of its life insurance products; (iii) the ability of the Life Company to maintain its current rating from A.M. Best Company, Inc.; (iv) changes in interest rates causing a reduction of investment income, operating cash flow and other sources which affect the Life Company's ability to pay policyholder benefits; (v) policyholder lapses resulting from interest rate fluctuations;
(vi) inability of the Life Company to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and to maintain acceptable financial strength and claim-paying ratings; (vii) a significant change in or termination of the Life Company's relationship with the Farm Bureaus(R) in the states where the Life Company's business is concentrated;
(viii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements; (ix) heightened competition, including, specifically the intensification of price competition, the entry of new or existing competitors and the formation of new products by new and existing competitors which may have substantially greater technical, financial and operating resources; (x) inability to carry out marketing and sales plans; (xi) loss of key executives; (xii) general economic and business conditions which are less favorable than expected; (xiii) unanticipated changes in industry trends; and (xiv) the reserving policies and the adequacy of the reinsurance and retrocession programs of the Life Company. Accordingly, there can be no assurance that actual results will conform to the forward-looking statements in this press release.



                                   ***More***


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

                           FARM FAMILY HOLDINGS, INC.
                   Condensed Consolidated Statements of Income
                     ($ in thousands, except per share data)

                                                                                   Three Months Ended       Nine Months Ended
                                                                                     September 30,            September 30,

                                                                                    1999        1998        1999         1998
                                                                                 -------------------------------------------------

Revenues:
   Premiums from property/casualty operations                                       $49,398     $45,660   $142,455     $133,404
   Premiums from life and health operations and contract charges                      9,055        ----     18,351         ----
   Net investment income                                                             18,343       4,815     40,619       14,333
   Realized investment gains (losses), net                                           (1,216)        192     (1,004)         534
   Other income                                                                         287         269      1,023          752
                                                                                --------------------------------------------------
       Total Revenues                                                                75,867      50,936    201,444      149,023
                                                                                --------------------------------------------------
Losses, benefits, expenses and other:
   Losses and loss adjustment expenses on property/casualty operations               37,378      32,936    106,787       99,063
   Life and health contract benefits                                                 12,874        ----     26,411         ----
   Amortization expense                                                               9,607       8,752     27,772       25,795
   Other operating costs and expenses                                                 5,863       2,850     14,781        9,478
   Participating policyholders' interest                                              3,101        ----      5,674         ----
                                                                                --------------------------------------------------
       Total Losses, Benefits and Expenses                                           68,823      44,538    181,425      134,336
       Gain on partial reduction of extended earnings liability                        ----      (6,318)      ----       (6,318)
                                                                                --------------------------------------------------
       Total Losses, Benefits, Expenses and Other                                    68,823      38,220    181,425      128,018

Income before federal income tax expense and preferred stock dividends                7,044      12,716     20,019       21,005

Federal income tax expense                                                            1,872       4,258      5,865        6,814
                                                                                --------------------------------------------------
                                                                                      5,172       8,458     14,154       14,191
Preferred stock dividends                                                               104        ----        189         ----
                                                                                --------------------------------------------------
             Net income attributable to common stockholders                          $5,068      $8,458    $13,965      $14,191
                                                                                ==================================================

             Operating income (1)                                                    $5,243      $4,227    $13,949       $9,737
                                                                                ==================================================

Per Share Data

     Net income per share-Diluted                                                     $0.82       $1.59      $2.38        $2.67
                                                                                ==================================================
     Operating income per share-Diluted (1)                                           $0.85       $0.80      $2.38        $1.84
                                                                                ==================================================
     Weighted average shares outstanding-Diluted                                  6,192,764   5,303,707  5,863,363    5,306,257
                                                                                ==================================================

(1)       Operating income excludes the impact of realized investment gains
          (losses), non-recurring charges, and the related taxes thereon.


                                   ***More***

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

                           FARM FAMILY HOLDINGS, INC.
                      Condensed Consolidated Balance Sheets
                     ($ in thousands, except per share data)

                                                                            September 30, 1999    December 31, 1998
                                                                            ------------------    -----------------
Assets:
   Investments                                                                      $1,078,241             $307,524
   Cash and cash equivalents                                                            20,018               10,677
   Insurance receivables                                                                59,251               47,466
   Deferred acquisition costs                                                           17,096               13,668
   Present value of future profits                                                      29,403                 ----
   Accrued investment income                                                            17,458                5,527
   Property and equipment, net                                                          14,483                 ----
   Receivable from affiliates, net                                                        ----               16,660
   Other assets                                                                          5,654                4,981
                                                                         ===========================================
             Total Assets                                                           $1,241,604             $406,503
                                                                         ===========================================

Liabilities:
   Reserves for property/casualty insurance
          losses and loss adjustment expenses                                         $185,252             $174,435
   Reserves for life policies and contract benefits                                    237,213                 ----
   Funds on deposit from policyholders                                                 419,369                 ----
   Unearned premium reserve                                                             76,728               71,209
   Accrued dividends to policyholders                                                    5,302                 ----
   Deferred income tax liability, net                                                   18,750                 ----
   Accrued expenses and other liabilities                                               22,501               16,621
   Participating policyholders' interest                                                91,399                 ----
                                                                         -------------------------------------------
             Total liabilities                                                       1,056,514              262,265

Mandatory redeemable preferred stock                                                     5,830                 ----

Total stockholders' equity                                                             179,260              144,238
                                                                         ===========================================
             Total Liabilities and Stockholders' Equity                             $1,241,604             $406,503
                                                                         ===========================================




 Book Value Per Share                                                                   $29.34               $27.45
                                                                         ===========================================
 Book Value Per Share (excluding SFAS 115 adjustment)                                   $29.31               $25.60
                                                                         ===========================================

 Common Shares Outstanding                                                           6,110,684            5,253,813
                                                                         ===========================================


                                   ***More***

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


                           FARM FAMILY HOLDINGS, INC.
                          Selected Segment Information
                                ($ in thousands)

                                                                    Three months ended        Nine months ended
                                                                      September 30,               September 30,
                                                                      -------------               -------------
                                                                    1999         1998         1999          1998
                                                                    ----         ----         ----          ----

   Premium Revenues
      Property and casualty insurance                               $49,398      $45,660     $142,455      $133,404
      Life insurance                                                  9,055         ----       18,351          ----
                                                                -----------------------------------------------------
            Total                                                   $58,453      $45,660     $160,806      $133,404
                                                                =====================================================

   Net Investment Income
      Property and casualty insurance                                $5,220       $4,688      $15,069       $13,935
      Life insurance                                                 13,004         ----       25,209          ----
      Corporate and other                                                94          127          304           398
      Intersegment eliminations                                          25         ----           37          ----
                                                                =====================================================
            Total                                                   $18,343       $4,815      $40,619       $14,333
                                                                =====================================================

   Other Operating Costs & Expenses and Amortization
      Property and casualty insurance
         Underwriting and amortization expenses                     $11,944      $11,162      $34,580       $34,130
         Dividends to policyholders                                      51           64          159           119
      Life insurance                                                  3,324         ----        7,356          ----
      Corporate and other                                               376          376          908         1,024
      Intersegment eliminations                                        (225)        ----         (450)         ----
                                                                =====================================================
           Total                                                    $15,470      $11,602      $42,553       $35,273
                                                                =====================================================

   Net Income
     Operating Income
      Property and casualty insurance                                $4,439       $4,389      $12,855       $10,143
      Life insurance                                                    963         ----        1,598          ----
      Corporate and other                                              (159)        (162)        (504)         (406)
                                                                -----------------------------------------------------
            Total operating income                                    5,243        4,227       13,949         9,737
      Realized investment gains (losses), net of tax                   (175)         124           16           347
      Gain on partial reduction of extended earnings liability,
        net of tax                                                     ----        4,107         ----         4,107
                                                                -----------------------------------------------------
               Net income                                            $5,068       $8,458      $13,965       $14,191
                                                                =====================================================

                                                                                          September 30,   December 31,
                                                                                              1999           1998
                                                                                              ----           ----

   Identifiable Assets
      Property and casualty                                                                 $445,041       $397,038
      Life insurance                                                                         821,728           ----
      Corporate and other                                                                     71,593         35,417
      Intersegment eliminations                                                              (96,758)       (25,952)
                                                                                        -----------------------------
         Total                                                                            $1,241,604       $406,503
                                                                                        =============================

                                   ***More***

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

                           FARM FAMILY HOLDINGS, INC.
            Selected Unaudited Pro Forma Consolidated Financial Data
                     ($ in millions, except per share data)

The following table presents selected unaudited pro forma financial data for the
Company. The selected unaudited pro forma consolidated financial information gives effect to the acquisition of Farm Family Life using the purchase method of accounting. The selected unaudited pro forma consolidated Statement of Income data gives effect to the acquisition of Farm Family Life as if it occurred at the beginning of the periods presented. The pro forma information is provided for informational purposes only and is not indicative of the actual results that would have been achieved had the acquisition of Farm Family Life been consummated at the beginning of the periods presented, or of future results.
                                                                                   For the Nine Months Ended:
                                                                                   --------------------------

                                                                           September 30, 1999    September 30, 1998
                                                                           ------------------    ------------------
Statement of Income Data:
Total revenues                                                                       $224.2                   $217.9
Total losses, benefits and expenses                                                  (202.7)                  (199.5)
Gain on partial reduction of extended earnings liability                               ----                      6.3
                                                                      ------------------------ -----------------------

Income before federal income tax expense                                               21.5                     24.7
Federal income tax expense                                                             (6.4)                    (8.0)
                                                                      ------------------------ -----------------------

   Income before preferred stock dividends                                             15.1                     16.7
   Preferred stock dividends                                                           (0.3)                    (0.3)
                                                                      ------------------------ -----------------------

     Income attributable to common shareholders                                       $14.8                    $16.4
                                                                      ======================== =======================
     Operating income(1)                                                              $14.8                    $11.7
                                                                      ======================== =======================
Per Share Data:
     Net income per common share - Diluted                                            $2.40                    $2.66
                                                                      ======================== =======================
     Operating income per common share - Diluted (1)                                  $2.40                    $1.90
                                                                      ======================== =======================
     Weighted average shares - Diluted                                            6,167,819                6,163,128
                                                                      ======================== =======================


(1) Operating income excludes the impact of realized investment gains (losses), nonrecurring charges, and the related taxes thereon.



                                    ***End***


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